                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CSX Transportation Inc. on Form 10-Q for the period ending June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oscar Munoz, Principal Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the registrant.

Date: July 30, 2003

                                                    /s/ OSCAR MUNOZ
                                                    ----------------------------
                                                    Oscar Munoz
                                                    Principal Financial Officer